Calamos Aksia Hedged Strategies Fund

Schedule of Investments As of June 30, 2026 (Unaudited)

	Initial
	Acquisition
Description of Investments	Date (e)	Shares	Cost	Fair Value
Hedge Funds (92.8%)
Event Driven (7.3%)
Empyrean Capital Overseas Fund Ltd(b)(c)(d)	06/01/2024	1,244	$1,400,000	$1,462,034
Redwood Offshore Fund Ltd(b)(c)(d)	04/01/2025	12,782	1,496,560	1,558,320
ValueAct Capital Partners II LP(a)(b)(c)(d)	04/01/2025	N/A	744,657	819,418
VR Global Offshore Fund Ltd(b)(c)(d)	04/01/2025	402	622,085	702,235
Long/Short Equity (12.8%)
BlackRock Strategic Equity Hedge Fund Limited(b)(c)(d)	05/01/2025	1,601	1,013,414	1,149,931
D1 Capital Partners Offshore LP Class D(a)(b)(c)(d)	04/01/2025	N/A	249,220	1,014,369
D1 Capital Partners Offshore LP Class K(a)(b)(c)(d)	12/01/2025	N/A	1,925,000	1,395,967
Holocene Advisors Offshore Fund Ltd(b)(c)(d)	06/01/2024	2,243	2,550,000	2,677,250
Ilex Offshore Fund Limited(b)(c)(d)	11/01/2025	400	400,000	412,604
Timefolio Absolute Return Feeder Fund(b)(c)(d)	06/01/2026	1,200	1,200,000	1,279,823
Multi-Strategy (22.9%)
Atlas Enhanced Fund Ltd(b)(c)(d)	06/01/2024	3,400	3,300,000	3,507,935
Elliott International Limited(b)(c)(d)	07/01/2024	793	1,950,000	2,035,188
ExodusPoint Partners International Fund Ltd(b)(c)(d)	06/01/2024	2,623	2,775,000	2,989,598
LMR Multi-Strategy Fund Limited(b)(c)(d)	06/01/2024	13,962	2,025,000	2,250,877
Point72 Capital LP(a)(b)(c)(d)	06/01/2024	N/A	525,000	752,057
Sculptor Overseas Fund II, Ltd.(b)(c)(d)	04/01/2025	724	801,321	911,689
Verition Multi-Strategy Fund LLC Class A(a)(b)(c)(d)	04/01/2025	N/A	1,055,161	1,129,047
Verition Multi-Strategy Fund LLC Class C(a)(b)(c)(d)	12/01/2025	N/A	625,000	651,702
Relative Value (30.7%)
Adapt Fund Ltd(b)(c)(d)	02/01/2026	2,200	2,200,000	2,088,433
Claren Road Credit Fund Ltd(b)(c)(d)	07/01/2024	1,866	1,875,000	1,905,405
Garda Fixed Income Relative Value Opportunity Fund (Onshore) Ltd.(b)(c)(d)	07/01/2024	2,441	2,700,000	2,791,268
Linden Investors LP(a)(b)(c)(d)	04/01/2025	N/A	1,874,590	2,128,750
One William Street Capital Offshore Fund Ltd(b)(c)(d)	04/01/2025	1,550	1,868,327	1,913,946
Stratus Feeder Limited(b)(c)(d)	06/01/2024	51	179,061	234,435
Taula Global Macro Fund Limited(b)(c)(d)	06/01/2024	1,313	1,325,000	1,396,538
Two Sigma Spectrum US Fund LP(a)(b)(c)(d)	07/01/2024	N/A	2,525,000	2,708,686
Voya Mortgage Investment Fund SP(b)(c)(d)	04/01/2025	6,351	1,772,700	1,868,866
Whitebox Relative Value Fund Ltd(b)(c)(d)	06/01/2024	1,816	1,825,000	1,960,128
Tactical Trading (19.1%)
Brevan Howard Alpha Strategies Fund (Cayman No. 2) Limited(b)(c)(d)	06/01/2024	15,383	1,525,000	1,616,817
Caxton Macro Limited(b)(c)(d)	06/01/2024	2,073	2,200,000	2,214,261
Deem Global Co-Investment Opportunities Master SPC(b)(c)(d)	04/22/2026	6,000	600,000	725,715
Deem Global Macro Fund Limited(b)(c)(d)	03/02/2026	10,000	1,000,000	1,062,949
GreshamQuant ACAR Fund Ltd(b)(c)(d)	04/01/2025	721	689,594	677,794

	Initial
	Acquisition
Description of Investments	Date (e)	Shares	Cost	Fair Value
Kirkoswald Global Macro Fund Limited(b)(c)(d)	07/01/2024	19,307	$2,175,000	$2,399,998
Man AHL CCS (Restricted) SPC - Enhanced Momentum Segregated Portfolio A(b)(c)(d)	04/01/2025	891,634	1,792,278	1,843,697
Rokos Global Macro Fund Limited(b)(c)(d)	06/01/2024	1,918	134,474	214,298
Saba Capital Carry Neutral Tail Hedge Offshore Fund Ltd(b)(c)(d)	04/01/2025	1,250	1,254,843	1,048,357
Total Hedge Funds (92.8%)			$54,173,285	$57,500,385

Affiliated Mutual Fund (1.0%)
United States (1.0%)
Calamos Market Neutral Income Fund Class I Shares		37,198	600,000	599,628
Total Affiliated Mutual Fund (1.0%)			$600,000	$599,628

Total Investment in Investment Funds (93.8%)			$54,773,285	$58,100,013

Other Assets Less Liabilities (6.2%)				3,842,428
Net Assets (100.0%)				$61,942,441

(a)	Private investment fund does not issue shares or units.

(b)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 4 for respective investment categories and redemptive restrictions.

(c)	Investment restricted for resale. The total value of these investments is $57,500,385, which represents 92.8% of net assets.

(d)	Non-income producing.

(e)	Initial Acquisition Date represents the Commitment date. Acquisitions prior to October 1, 2025 reflect acquisitions by the Predecessor Fund (as defined in Note 1). See Note 1 for additional information.

Amounts relating to investment in affiliated fund at June 30, 2026, and for the period from March 31, 2026 through June 30, 2026 are as follows:

Affiliated Investment Company	Beginning Value at March 31, 2026	Purchases and Cost	Proceeds from Sales	Dividend Income	Realized Gain/Loss	Change in Unrealized Gain (Loss)	Shares held as of June 30, 2026	Value at June 30, 2026
Calamos Market Neutral Income Fund Class I Shares	$1,212,065	$1,950,000	$(2,608,088)	$1,697	$49,244	$(3,593)	37,198	$599,628
Total	$1,212,065	$1,950,000	$(2,608,088)	$1,697	$49,244	$(3,593)	37,198	$599,628

See accompanying Notes to Schedule of Investments.

Calamos Aksia Hedged Strategies Fund

Notes to Schedule of Investments (Unaudited)

Note 1 — Organization

Calamos Aksia Hedged Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on March 21, 2025. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and operates as an interval fund. The Fund commenced operations on October 1, 2025. The Fund’s investment advisor is Calamos Advisors LLC (the “Advisor” or “Calamos”) and the Fund’s sub-advisor is Aksia LLC (the “Sub-Advisor” or “Aksia” and together, the “Advisors”). The Advisor and the Sub-Advisor are each registered as an investment advisor with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Simultaneous with the commencement of the Fund’s operations (“commencement of operations”), Calamos Aksia Hedge Fund Access Core Alpha LP (the “Predecessor Fund”), reorganized with and transferred substantially all of its assets into the Fund, which accounted for $11,202,690 of in-kind contribution (the “Reorganization”). The tax-free Reorganization was finalized at the close of business on September 30, 2025. The Reorganization was accomplished by the following tax-free exchange in which each limited partner of the Predecessor Fund received the same aggregate share net asset value (“NAV”) in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class I Shares NAV $10.00	1,120,269	$11,202,690

The net unrealized appreciation of investments transferred was $893,899 as of the date of the transfer, and the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Fund’s investment objective is to achieve long-term capital appreciation while maintaining a low sensitivity to equity markets primarily by allocating capital across a number of investment funds, managed by third-party investment managers that employ a variety of alternative investment strategies (whether hedged or not) and are commonly known as “hedge funds” (“Alternative Funds”). The Fund will seek to achieve its investment objective primarily by investing in Alternative Funds. The Fund expects to invest in Alternative Funds that invest or trade in a wide range of assets and pursue a variety of alternative investment strategies, such as relative value, multi-strategy, tactical trading, event driven and long/short equity. The Fund may make direct investments in equity, debt and other financial instruments and obligations that are consistent with the types of alternative investment strategies pursued by Alternative Funds or that provide access to private markets (“Direct Investments”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in Alternative Funds and Direct Investments. The Fund intends to utilize a multi-layered strategy and expects to hold liquid Investments for the purposes of liquidity management and to meet liquidity needs for quarterly repurchases.

Alternative Funds are commingled asset pools that typically offer their securities privately, without registering such securities under the Securities Act of 1933, as amended. Direct Investments are investments in equity, debt and other financial instruments and obligations that are consistent with the types of alternative investment strategies pursued by Alternative Funds or that provide access to private markets.

Note 2 — Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Investments

The Fund’s NAV per Share is determined daily by the Advisor as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Share of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

Calamos Aksia Hedged Strategies Fund

Notes to Schedule of Investments (Unaudited)

The Board has designated the Advisor as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Advisor in its role as Valuation Designee and has approved a valuation policy for the Fund (the “Valuation Policy”) and the Advisor’s valuation procedures (the “Valuation Procedures”). The Advisor, as Valuation Designee, has formed a separate valuation committee (the “Valuation Committee”) for determining the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The Valuation Committee is composed of individuals affiliated with the Advisor.

The Advisor, including through the Valuation Committee, conducts the valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as approved by the Board.

The Advisor values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of Shares or amount of the instrument held. The Advisor values securities/instruments that are not actively traded but whose fair value can be determined based on other observable market data using a price determined by an approved independent pricing vendor.

The Advisor may engage one or more independent valuation firms to perform procedures, including providing input about calculation models or providing assurance on the concluded fair values for individual investments held by the Fund. Such independent third-party pricing services and independent third-party valuation services may be utilized by the Advisor to verify valuation models pursuant to the Fund’s valuation policy at such timing intervals as the Advisor may deem appropriate.

Primary and secondary investments in private markets funds are generally valued based on the latest NAV reported by the third-party fund manager as a practical expedient. If the NAV of an investment in a private markets fund is not available at the time the Fund is calculating its NAV, the Fund will review any cash flows since the reference date of the last NAV for a private markets fund received by the Fund from a third-party manager until the determination date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net NAV as reported by the third-party fund manager. The resulting value may be further adjusted based on the yield of the investment and/or the investment’s correlation with public or private indexes to capture market movement since the reference date.

Notwithstanding the above, managers of primary and secondary investments in private markets funds may adopt a variety of valuation bases and provide differing levels of information where there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Board, the Advisor or the Sub-Advisor will be able to confirm independently the accuracy of valuations provided by these investments in private market funds (which may be unaudited). Due to the nature of investments as well as the inherent uncertainty involved in determining the fair value of investments for which market values are not readily available, the fair value of these investments are estimates and may fluctuate from period to period. In addition, such fair values may differ materially from the values that may have been used had ready market values been available and may significantly differ from the values ultimately realized by the Fund. The managers and investment vehicles associated with the investments have neither independently verified nor approved this information, including the fair values noted herein and have made no representation that such values are definitive.

If the Advisor reasonably believes an opinion from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Advisor’s Valuation Committee will determine a good-faith fair valuation for the impacted investment. The Advisor’s Valuation Committee, who is solely responsible for the determination of the fair value of the investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third-party firms.

The Advisor seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Advisor will not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive. If the Fund’s NAV is adjusted after a Shareholder has received their Shares upon purchase or received repurchase proceeds in a repurchase offer, for example as a result of the Fund’s next annual audit following such purchase or repurchase, the adjustment will not, in most cases, result in an adjustment to the number of Shares received by the Shareholder in a purchase, or a Shareholder’s repurchase proceeds in a repurchase offer.

Calamos Aksia Hedged Strategies Fund

Notes to Schedule of Investments (Unaudited)

Investments in Hedge Funds

Investments in the hedge funds are recorded on a trade-date basis. The Advisor values the investments in the hedge funds at fair value. Investments in the hedge funds are recorded at NAV as a practical expedient for determining fair value.

As a practical expedient, fair value ordinarily represents the Fund’s proportionate share of the hedge funds’ NAVs determined in accordance with each hedge fund’s valuation policies and reported at the time of the Fund’s valuation by the management of each hedge fund. Generally, the fair value of the Fund’s investment in each hedge fund represents the amount that the Fund could reasonably expect to receive from such hedge fund if the Fund’s investment was redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

Due to the nature of the hedge funds, the Fund can only liquidate its position in the hedge fund according to the terms described in each hedge fund’s operating or limited partnership agreement.

Investments in Mutual Funds

Investments in the mutual funds are recorded on a trade-date basis. The Advisor values the investment in the mutual funds at the closing NAV per share on the date of valuation.

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, counterparties, debt agents, borrowers, private investment funds, or other parties and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from parties with whom it conducts business.

Note 3 — Fair Value of Investments

Fair Value — Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in hedge funds that are measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy, however these amounts are shown in the table below under net asset value in order to reconcile back to the Schedule of Investments.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Calamos Aksia Hedged Strategies Fund

Notes to Schedule of Investments (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of June 30, 2026:

	LEVEL 1	LEVEL 2	LEVEL 3	NET ASSET VALUE	TOTAL
Assets:
Investments, at fair value
Hedge Funds (1)	$-	$-	$-	$57,500,385	$57,500,385
Affiliated Mutual Fund	599,628	-	-	-	599,628
Total investments, at fair value	$599,628	$-	$-	$57,500,385	$58,100,013

(1) The hedge fund investments are measured at fair value using the NAV per share (or its equivalent) practical expedient.

Note 4 — Hedge Funds

The following table represents redemption restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of June 30, 2026:

Fund	Withdrawal Frequency	Redemption Notice Period (Days)	Lock Up Period
Hedge Funds(1):
Empyrean Capital Overseas Fund Ltd(4)	Quarterly	65	None
Redwood Offshore Fund Ltd(4)	Quarterly	75	None
ValueAct Capital Partners II LP(4)	Annually	90	12 months (3)
VR Global Offshore Fund Ltd(4)	Quarterly	45	12 months (2)
BlackRock Strategic Equity Hedge Fund Limited(4)	Monthly	30	None
D1 Capital Partners Offshore LP Class D(4)	Quarterly	90	None
D1 Capital Partners Offshore LP Class K(4)	Quarterly	90	None
Holocene Advisors Offshore Fund Ltd(4)	Quarterly	65	12 months (2)
Ilex Offshore Fund Limited(4)	Quarterly	60	12 months (2)
Timefolio Absolute Return Feeder Fund	Monthly	30	None
Atlas Enhanced Fund Ltd(4)	Quarterly	65	None
Elliott International Limited(5)	Quarterly	60	None
ExodusPoint Partners International Fund Ltd(4)	Quarterly	90	12 months (2)

Calamos Aksia Hedged Strategies Fund

Notes to Schedule of Investments (Unaudited)

Fund	Withdrawal Frequency	Redemption Notice Period (Days)	Lock Up Period
LMR Multi-Strategy Fund Limited(4)	Redeeming on February 1, May 1, August 1, November 1	90	None
Point72 Capital LP(4)	Quarterly	45	None
Sculptor Overseas Fund II, Ltd.	Quarterly	30	None
Verition Multi-Strategy Fund LLC Class A(4)	Redeeming any January 31, April 30, July 31 and October 31	45	None
Verition Multi-Strategy Fund LLC Class C(4)	Redeeming any January 31, April 30, July 31 and October 31	45	None
Adapt Fund Ltd(4)	Monthly	90	None
Claren Road Credit Fund Ltd	Quarterly	45	12 months (2)
Garda Fixed Income Relative Value Opportunity Fund (Onshore) Ltd.(4)	Quarterly	60	None
Linden Investors LP(4)	Quarterly	65	None
One William Street Capital Offshore Fund Ltd(4)	Quarterly	90	12 months (3)
Stratus Feeder Limited	Monthly	60	None
Taula Global Macro Fund Limited(4)	Quarterly	90	12 months (3)
Two Sigma Spectrum US Fund LP(4)	Quarterly	55	None
Voya Mortgage Investment Fund SP	Quarterly	65	12 months (2)
Whitebox Relative Value Fund Ltd(4)	Quarterly	60	None
Brevan Howard Alpha Strategies Fund (Cayman No. 2) Limited(4)	Monthly	90	None
Caxton Macro Limited	Quarterly	45	None
Deem Global Macro Fund Limited	Quarterly	45	12 months (2)
Deem Global Co-Investment Opportunities Master SPC	Shares may not be redeemed at the option of the shareholder; will be redeemed automatically following the end of the lock-up period	N/A	Hard 24 month lock up
GreshamQuant ACAR Fund Ltd(4)	Quarterly	90	None
Kirkoswald Global Macro Fund Limited(4)	Quarterly	60	None
Man AHL CCS (Restricted) SPC – Enhanced Momentum Segregated Portfolio A	Quarterly	30	None
Rokos Global Macro Fund Limited(4)	Monthly	90	None
Saba Capital Carry Neutral Tail Hedge Offshore Fund Ltd(4)	Monthly	35	6 months (2)

(1)	Investment categories are presented on Schedule of Investments.
(2)	During the lock up period capital redemptions are allowed but are subject to an early redemption fee that varies by investment.
(3)	During the lock up period no capital redemptions are allowed from the investment.
(4)	Redemption from the hedge fund is subject to gate provisions as detailed in the respective hedge fund’s documents.
(5)	Redemptions not permitted in consecutive quarters.